UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 9, 2007
Merge Technologies Incorporated

(Exact Name of Registrant as Specified in Charter)

Wisconsin	0-29486	39-1600938

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6737 West Washington Street, Suite 2250, Milwaukee, Wisconsin	53214

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (414) 977-4000

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
On May 9, 2007, Merge Technologies Incorporated (the “Company”) issued a News Release containing information about its financial condition and results of operations for its first quarter ended March 31, 2007. Included in the press release are (1) the Company’s condensed consolidated balance sheets as of March 31, 2007(unaudited) and December 31, 2006, (2) the Company’s unaudited condensed consolidated statements of operations for the three months ended March 31, 2007 and 2006, and (3) the Company’s unaudited condensed consolidated statements of cash flows for the three months ended March 31, 2007 and 2006. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits
          The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Exhibit 99.1 News Release dated May 9, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERGE TECHNOLOGIES INCORPORATED
By:	/s/ Steven R. Norton
	Name:	Steven R. Norton
	Title:	EVP and Chief Financial Officer

Dated: May 9, 2007

Exhibit Index

Exhibit No.	Description

99.1	Exhibit 99.1 News Release dated May 9, 2007

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